November 1, 2006

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Atlas Portfolio
Rochdale Dividend & Income Portfolio
Rochdale Intermediate Fixed Income Portfolio
Rochdale Darwin Portfolio

Each of the Portfolios (collectively, the “Portfolios”) of Rochdale Investment Trust (the “Trust”) is
managed by Rochdale Investment Management (the “Advisor”)

Supplement to Prospectus Dated May 1, 2006
As supplemented May 26, 2006

Effective December 31, 2006, the following disclosure regarding household delivery of shareholder documents has been added to the Prospectus in the Shareholder Information section:

Household Delivery of Shareholder Documents

Only one prospectus, annual and semi-annual Report will be sent to shareholders with the same last name and address on their Rochdale accounts, unless you request multiple copies. If you would like to receive separate copies, please call 1-866-209-1967. Your additional copies will be sent free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is November 1, 2006.